ANNEX A
                                                                         -------
                            to Subsidiaries Guaranty


                      SUPPLEMENT TO SUBSIDIARIES GUARANTEE

                  SUPPLEMENT,    dated   as   of                           (this
"Supplement"),   made   by                             ,   a
corporation (the "Additional Guarantor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") and Canadian Imperial Bank Of Commerce as issuer of the Letters of Credit (as defined in the Credit Agreement referenced below) (in such capacity, the "Issuing Lender") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of March , 1998, among Unidigital Inc. (the "Borrower"), the Administrative Agent, the Lenders and the Issuing Lender (as amended,
supplemented  or  otherwise   modified  as  of  the  date  hereof,  the  "Credit
Agreement");

         WHEREAS, in connection with the Credit Agreement, the Subsidiaries of the Borrower (other then the Additional Guarantor) (collectively the "Guarantors" and each a "Guarantor") have entered into the Subsidiaries Guarantee, dated as of March , 1998, in favor of the Administrative Agent for the ratable benefit of Lenders and the Issuing Lender (as amended, supplemented or otherwise modified as of the date hereof, the "Subsidiaries Guarantee");

         WHEREAS, Section 9.9 of the Credit Agreement requires that should the Borrower at any time acquire or form any Subsidiary, such Subsidiary shall become party to the Subsidiaries Guarantee and the Subsidiaries Security Agreement;

         WHEREAS, the Additional Guarantor has agreed to execute and deliver this Supplement in order to become a party to the Subsidiaries Guarantee.

         NOW, THEREFORE, IT IS AGREED:

         1. Subsidiaries Guarantee. By executing and delivering this Supplement, the Additional Guarantor, as provided in Section 26 of the Subsidiaries Guarantee, hereby becomes a party to the Subsidiaries Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Guarantor hereby represents and warrants the each of the representations and warranties contained in Section of the Subsidiaries Guarantee is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

         2. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                        [NAME OF ADDITIONAL GUARANTOR],
                                        a                      corporation
                                          --------------------

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: